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                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of SF Holdings Group, Inc.'s Amendment No. 2 to the registration statement on Form S-4.




                                                   ARTHUR ANDERSEN LLP


Baltimore, Maryland
June 26, 1998